Exhibit 10.3

AMENDMENT NO. 2

TO

ORGANIZATION AGREEMENT

OF

WCM POOL LLC

AMENDMENT NO. 2 (this “Amendment”) dated as of March 31, 2009 by and among DIVERSIFIED FUTURES TRUST I (“DFT I”), KENMAR GLOBAL TRUST (“KGT”), FUTURES STRATEGIC TRUST (“FST”), WORLD MONITOR TRUST II – SERIES D (“WMT II–D”) and WORLD MONITOR TRUST II – SERIES F (“WMT II–F”) to the Organization Agreement of WCM Pool LLC dated as of November 20, 2006 (the “Agreement”), as amended by Amendment No. 1 dated March 30, 2007.

WHEREAS, DFT I, KGT and FST are the sole members of WCM Pool LLC (the “Company”), of which the purpose is to consolidate the commodity interest trading of DFT I, KGT and FST; and

WHEREAS, WMT II–D and WMT II–F are no longer engaged in the distribution of its units of beneficial interest; and

WHEREAS, WMT II–D and WMT II–F will be managed pursuant to the Diversified Program of Winton Capital Management Limited, a United Kingdom company; and

WHEREAS, WMT II–D and WMT II–F desire to acquire a Voting Membership Interest in the Company and become Voting Members of the Company; and

WHEREAS, Preferred Investment Solutions Corp. (“Preferred”), a “commodity pool operator” registered with the Commodity Futures Trading Commission, is the sole managing owner of each of DFTI, KGT, FST, WMT II-D and WMT II-F and, pursuant to Section 18-407 of the Delaware Limited Liability Company Act, 6 Del. C. §18-101 et seq. (the “Act”), Preferred has been delegated administrative authority over the operations of the Company; and

NOW, THEREFORE, in consideration of the premises and of the mutual promises and agreements made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that the Agreement shall be amended as follows:

1. Effective close of business on March 31, 2009, WMT II-D and WMT II-F shall acquire Voting Membership Interests in the Company and shall become Voting Members of the Company.

2. All other provisions of the Agreement shall remain in full force and effect.

3. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LOCAL, INTERNAL LAWS OF THE STATE OF DELAWARE; PROVIDED, HOWEVER, THAT CAUSES OF ACTION FOR VIOLATION OF THE FEDERAL OR STATE SECURITIES LAWS SHALL NOT BE GOVERNED BY THIS SECTION. IN PARTICULAR,

THIS AMENDMENT IS INTENDED TO COMPLY WITH THE REQUIREMENTS OF THE ACT AND THE CERTIFICATE OF FORMATION OF THE COMPANY. IN THE EVENT OF A DIRECT CONFLICT BETWEEN THE PROVISIONS OF THIS AMENDMENT AND THE MANDATORY PROVISIONS OF THE ACT OR ANY PROVISION OF THE CERTIFICATE OF FORMATION, THE ACT AND THE CERTIFICATE OF FORMATION, IN THAT ORDER OF PRIORITY, WILL CONTROL.

4. This Amendment may be executed in several counterparts, each of which will be deemed an original but all of which will constitute one and the same.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the year and date first above written, to be effective on the date first above written.

DIVERSIFIED FUTURES TRUST I		WORLD MONITOR TRUST II – SERIES D

By:	Preferred Investment Solutions Corp.,	By:	Preferred Investment Solutions Corp.,
	its Managing Owner		its Managing Owner

By:	/s/ Esther E. Goodman	By:	/s/ Esther E. Goodman
	Name: Esther E. Goodman		Name: Esther E. Goodman
	Title: Senior Executive Vice President		Title: Senior Executive Vice President
	and Chief Operating Officer		and Chief Operating Officer

KENMAR GLOBAL TRUST		WORLD MONITOR TRUST II – SERIES F

By:	Preferred Investment Solutions Corp.,	By:	Preferred Investment Solutions Corp.,
	its Managing Owner		its Managing Owner

By:	/s/ Esther E. Goodman	By:	/s/ Esther E. Goodman
	Name: Esther E. Goodman		Name: Esther E. Goodman
	Title: Senior Executive Vice President		Title: Senior Executive Vice President
	and Chief Operating Officer		and Chief Operating Officer

FUTURES STRATEGIC TRUST

By:	Preferred Investment Solutions Corp.,
its Managing Owner

By:	/s/ Esther E. Goodman
Name: Esther E. Goodman
Title: Senior Executive Vice President
and Chief Operating Officer

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